UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2019 (April 5, 2019)

1847 HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	333-193821	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 521-4052
(Registrant’s telephone number, including area code)

____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Stock Purchase Agreement and Closing

As previously disclosed, on January 18, 2019, 1847 Goedeker Inc. (“1847 Goedeker”), a wholly-owned subsidiary of 1847 Holdings LLC (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Goedeker Television Co., Inc., a Missouri corporation (the “Seller”), and Steve Goedeker and Mike Goedeker (the “Stockholders”), pursuant to which 1847 Goedeker agreed to acquire substantially all of the assets of the Seller used in its retail appliance and furniture business for an aggregate purchase price $6,200,000 consisting of: (i) $1,500,000 in cash, subject to adjustment; (ii) the issuance of a promissory note in the principal amount of $4,100,000; (iii) up to $600,000 in Earn Out Payments (as defined in the Purchase Agreement) and (iv) the issuance to each Stockholder of a number of shares of common stock equal to 11.25% of the issued and outstanding stock of 1847 Goedeker as of the closing date (22.50% in the aggregate) (the “Acquisition”).

On March 20, 2019, the Company established 1847 Goedeker Holdco Inc. (“1847 Holdco”) as a wholly-owned subsidiary in the State of Delaware and subsequently transferred all of its shares in 1847 Goedeker to 1847 Holdco, such that 1847 Goedeker became a wholly-owned subsidiary of 1847 Holdco.

On April 5, 2019, 1847 Goedeker, 1847 Holdco, the Seller and the Stockholders entered into Amendment No. 1 to the Asset Purchase Agreement (the “Amendment”) to amend certain terms of the Purchase Agreement. Following entry into the Amendment, closing of the Acquisition was completed on the same day.

Pursuant to the Amendment, 1847 Holdco, rather than 1847 Goedeker, issued to each Stockholder a number of shares of its common stock equal to a 11.25% non-dilutable interest in all of the issued and outstanding stock of 1847 Goedeker as of the closing date. The Amendment also added certain representations and warranties by 1847 Holdco and certain closing conditions for 1847 Holdco.

The Amendment also clarified that a Digital Marketing Agreement between the Seller and Power Digital Marketing would not be assigned to 1847 Goedeker in the Acquisition. The Seller agreed to cooperate with 1847 Goedeker in determining a reasonable arrangement designed to provide 1847 Goedeker with the benefits under such Digital Marketing Agreement. In consideration for the Seller so cooperating, 1847 Goedeker agreed to pay to the Seller a total of $20,000, which amount the Seller will use to pay Power Digital Marketing for amounts due under the Digital Marketing Agreement for services to be rendered during the months of April 2019 and May 2019. The Seller also agreed to cause the Digital Marketing Agreement to be terminated as of May 30, 2019 to ensure that the Seller no longer has any obligations under the Digital Marketing Agreement.

As noted above, a portion of the purchase price was paid by the issuance by 1847 Goedeker of a 9% Subordinated Promissory Note in the principal amount of $4,100,000 (the “Seller Note”). The Seller Note will accrue interest at 9% per annum, amortized on a five-year straight-line basis and payable quarterly in accordance with the amortization schedule attached thereto, and mature on the fifth (5th) anniversary of the closing date. 1847 Goedeker has the right to redeem all or any portion of the Seller Note at any time prior to the maturity date without premium or penalty of any kind. The Seller Note contains customary events of default, including in the event of (i) non-payment, (ii) a default by 1847 Goedeker of any of its covenants under the Purchase Agreement or any other agreement entered into in connection with the Purchase Agreement, or a breach of any of representations or warranties under such documents, or (iii) the bankruptcy of 1847 Goedeker. The Buyer Note also contains a cross default provision, whereby a default under the Revolving Loan or Term Loan (each as defined below), will also constitute an event of default under the Seller Note.

The rights of the Seller to receive payments under the Seller Note and any Earn Out Payments are subordinate to the rights of Burnley and SBCC (each as defined below) under separate Subordination Agreements that the Seller entered into with Burnley and SBCC on April 5, 2019 in connection with the Acquisition (the “Seller Subordination Agreements”).

Pursuant to the Purchase Agreement, on April 5, 2019, 1847 Goedeker entered into a Lease Agreement (the “Lease”) with S.H.J., L.L.C., a Missouri limited liability company and affiliate of the Seller. The Lease is for a term five (5) years and provides for a base rent of $45,000 per month. In addition, 1847 Goedeker is responsible for all taxes and insurance premiums during the lease term. In the event of late payment, interest shall accrue on the unpaid amount at the rate of eighteen percent (18%) per annum.

The Lease contains customary events of default, including if: (i) 1847 Goedeker shall fail to pay rent within five (5) days after the due date; (ii) any insurance required to be maintained by 1847 Goedeker pursuant to the Lease shall be canceled, terminated, expire, reduced, or materially changed; (iii) 1847 Goedeker shall fail to comply with any term, provision, or covenant of the Lease and shall not begin and pursue with reasonable diligence the cure of such failure within fifteen (15) days after written notice thereof to 1847 Goedeker; (iv) 1847 Goedeker shall become insolvent, make an assignment for the benefit of creditors, or file a petition under any section or chapter of the Bankruptcy Code, or under any similar law or statute of the United States of America or any State thereof; or (v) a receiver or trustee shall be appointed for the leased premises or for all or substantially all of the assets of 1847 Goedeker.

The foregoing summary of the terms and conditions of the Amendment, the Seller Note, the Seller Subordination Agreements and the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached hereto as Exhibits 10.2-10.6, which are incorporated herein by reference.

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Management Services Agreement

On April 5, 2019, 1847 Goedeker Inc. entered into a Management Services Agreement (the “Offsetting MSA”) with the Company’s manager, 1847 Partners LLC (the “Manager”). The MSA is an Offsetting Management Services Agreement as defined in that certain Management Services Agreement, dated April 15, 2013, between the Company and the Manager (the “MSA”).

Pursuant to the Offsetting MSA, 1847 Goedeker appointed the Manager to provide certain services to it for a quarterly management fee equal to the greater of $62,500 or 2% of Adjusted Net Assets (as defined in the MSA) (the “Management Fee”); provided, however, that (i) pro rated payments shall be made in the first quarter and the last quarter of the term, (ii) if the aggregate amount of management fees paid or to be paid by 1847 Goedeker, together with all other management fees paid or to be paid by all other subsidiaries of the Company to the Manager, in each case, with respect to any fiscal year exceeds, or is expected to exceed, 9.5% of the Company’s gross income with respect to such fiscal year, then the Management Fee to be paid by 1847 Goedeker for any remaining fiscal quarters in such fiscal year shall be reduced, on a pro rata basis determined by reference to the management fees to be paid to the Manager by all of the subsidiaries of the Company, until the aggregate amount of the Management Fee paid or to be paid by 1847 Goedeker, together with all other management fees paid or to be paid by all other subsidiaries of the Company to the Manager, in each case, with respect to such fiscal year, does not exceed 9.5% of the Company’s gross income with respect to such fiscal year, and (iii) if the aggregate amount the Management Fee paid or to be paid by 1847 Goedeker, together with all other management fees paid or to be paid by all other subsidiaries of the Company to the Manager, in each case, with respect to any fiscal quarter exceeds, or is expected to exceed, the aggregate amount of the management fee (before any adjustment thereto) calculated and payable under the MSA (the “Parent Management Fee”) with respect to such fiscal quarter, then the Management Fee to be paid by 1847 Goedeker for such fiscal quarter shall be reduced, on a pro rata basis, until the aggregate amount of the Management Fee paid or to be paid by 1847 Goedeker, together with all other management fees paid or to be paid by all other subsidiaries of the Company to the Manager, in each case, with respect to such fiscal quarter, does not exceed the Parent Management Fee calculated and payable with respect to such fiscal quarter.

Notwithstanding the foregoing, payment of the Management Fee is subordinated to the payment of interest on the Seller Note, such that no payment of the Management Fee may be made if 1847 Goedeker is in default under the Seller Note with regard to interest payments and, for the avoidance of doubt, such payment of the Management Fee will be contingent on 1847 Goedeker being in good standing on all associated loan covenants. In addition, during the period that that any amounts are owed under the Seller Note or the Earn Out Payments, the annual Management Fee shall be capped at $250,000.

In addition, the rights of the Manager to receive payments under the Offsetting MSA are subordinate to the rights of Burnley and SBCC (each as defined below) under separate Subordination Agreements that the Manager entered into with Burnley and SBCC on April 5, 2019 in connection with the Acquisition (the “Management Fee Subordination Agreements”).

1847 Goedeker shall also reimburse the Manager for all costs and expenses of 1847 Goedeker which are specifically approved by the board of directors of 1847 Goedeker, including all out-of-pocket costs and expenses, that are actually incurred by the Manager or its affiliates on behalf of 1847 Goedeker in connection with performing services under the Offsetting MSA.

The services provided by the Manager include: conducting general and administrative supervision and oversight of 1847 Goedeker’s day-to-day business and operations, including, but not limited to, recruiting and hiring of personnel, administration of personnel and personnel benefits, development of administrative policies and procedures, establishment and management of banking services, managing and arranging for the maintaining of liability insurance, arranging for equipment rental, maintenance of all necessary permits and licenses, acquisition of any additional licenses and permits that become necessary, participation in risk management policies and procedures; and overseeing and consulting with respect to 1847 Goedeker’s business and operational strategies, the implementation of such strategies and the evaluation of such strategies, including, but not limited to, strategies with respect to capital expenditure and expansion programs, acquisitions or dispositions and product or service lines.

The foregoing summary of the terms and conditions of the Offsetting MSA and the Management Fee Subordination Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached hereto as Exhibits 10.7-10.9, which are incorporated herein by reference.

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Revolving Loan

On April 5, 2019, 1847 Goedeker, as borrower, and 1847 Holdco entered into a Loan and Security Agreement (the “Revolving Loan Agreement”) with Burnley Capital LLC (“Burnley”) for revolving loans in an aggregate principal amount that will not exceed the lesser of (i) the Borrowing Base or (ii) $1,500,000 (provided that such amount may be increased to $3,000,000 in Burnley’s sole discretion) (the “Revolving Loan Amount”) minus reserves established Burnley at any time (the “Reserves”) in accordance with the Revolving Loan Agreement (the “Revolving Loan”). The “Borrowing Base” means an amount equal to the sum of the following: (i) the product of 85% multiplied by the liquidation value of 1847 Goedeker’s inventory (net of all liquidation costs) identified in the most recent inventory appraisal by an appraiser acceptable to Burnley (ii) multiplied by 1847 Goedeker’s Eligible Inventory (as defined in the Revolving Loan Agreement), valued at the lower of cost or market value, determined on a first-in-first-out basis. In connection with the closing of the Acquisition on April 5, 2019, 1847 Goedeker borrowed $744,000 under the Revolving Loan Agreement and issued a Revolving Note to Burnley in the principal amount of up to $1,500,000 (the “Revolving Note”).

The Revolving Note matures on April 5, 2022, provided that at Burnley’s sole and absolute discretion, it may agree to extend the maturity date for two successive terms of one year each. The Revolving Note bears interest at a per annum rate equal to the greater of (i) the LIBOR Rate (as defined in the Revolving Loan Agreement) plus 6.00% or (ii) 8.50%; provided that upon an Event of Default (as defined below) all loans, all past due interest and all fees shall bear interest at a per annum rate equal to the foregoing rate plus 3.00%. 1847 Goedeker shall pay interest accrued on the Revolving Note in arrears on the last day of each month commencing on April 30, 2019.

1847 Goedeker may at any time and from time to time prepay the Revolving Note in whole or in part. If at any time the outstanding principal balance on the Revolving Note exceeds the lesser of (i) the difference of the Revolving Facility Amount minus any Reserves and (ii) the Borrowing Base, then 1847 Goedeker shall immediately prepay the Revolving Note in an aggregate amount equal to such excess. In addition, in the event and on each occasion that any Net Proceeds (as defined in the Revolving Loan Agreement) are received by or on behalf of 1847 Goedeker or 1847 Holdco in respect of any Prepayment Event following the occurrence and during the continuance of an Event of Default, 1847 Goedeker shall, immediately after such Net Proceeds are received, prepay the Revolving Note in an aggregate amount equal to 100% of such Net Proceeds. A “Prepayment Event” means (i) any sale, transfer, merger, liquidation or other disposition (including pursuant to a sale and leaseback transaction) of any property of 1847 Goedeker or 1847 Holdco; (ii) a Change of Control (as defined in the Revolving Loan Agreement); (iii) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property of 1847 Goedeker or 1847 Holdco with a fair value immediately prior to such event equal to or greater than $25,000; (iv) the issuance by 1847 Goedeker of any capital stock or the receipt by 1847 Goedeker of any capital contribution; or (v) the incurrence by 1847 Goedeker or 1847 Holdco of any Indebtedness (as defined in the Revolving Loan Agreement), other than Indebtedness permitted under the Revolving Loan Agreement.

Under the Revolving Loan Agreement, 1847 Goedeker is required to pay a number of fees to Burnley, including the following:

•	an origination fee of $15,000, which was paid at closing on April 5, 2019;

•	a commitment fee during the period from closing to the earlier of the maturity date or termination of Burnley’s commitment to make loans under the Revolving Loan Agreement, which shall accrue at the rate of 0.50% per annum on the average daily difference of the Revolving Facility Amount then in effect minus the sum of the outstanding principal balance of the Burney Note, which such accrued commitment fees are due and payable in arrears on the first day of each calendar month and on the date on which Burnley’s commitment to make loans under the Revolving Loan Agreement terminates, commencing on the first such date to occur after the closing date;

•	an annual loan facility fee equal to 0.75% of the Revolving Commitment (i.e., the maximum amount that 1847 Goedeker may borrow under the Revolving Loan), which is fully earned on the closing date for the term of the loan (including any extension) but shall be due and payable on each anniversary of the closing date;

•	a monthly collateral management fee for monitoring and servicing the Revolving Loan equal to $1,700 per month for the term of Revolving Note, which is fully earned and non-refundable as of the date of the Revolving Loan Agreement, but shall be payable monthly in arrears on the first day of each calendar month; provided that payment of the collateral management fee may be made, at the discretion of Burnley, by application of advances under the Revolving Loan or directly by 1847 Goedeker; and

•	if the Revolving Loan is terminated for any reason, including by Burnley following an Event of Default, then 1847 Goedeker shall pay, as liquidated damages and compensation for the costs of being prepared to make funds available, an amount equal to the Applicable Percentage multiplied by the Revolving Commitment (i.e., the maximum amount that 1847 Goedeker may borrow under the Revolving Loan), wherein the term “Applicable Percentage” means (i) 3%, in the case of a termination on or prior to the first anniversary of the closing date, (ii) 2%, in the case of a termination after the first anniversary of the closing date but on or prior to the second anniversary thereof, and (iii) 0.5%, in the case of a termination after the second anniversary of the closing date but on or prior to the maturity date.

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In addition to the foregoing, 1847 Goedeker was required under the Revolving Loan Agreement and the Term Loan Agreement (as defined below) to pay a consulting fee of $150,000 to GVC Financial Services, LLC at closing.

The Revolving Loan Agreement contains customary events of default, including, among others (each, an “Event of Default”): (i) for failure to pay principal and interest on the Revolving Note when due, or to pay any fees due under the Revolving Loan Agreement; (ii) if any representation, warranty or certification in the Revolving Loan Agreement or any document delivered in connection therewith is incorrect in any material respect; (iii) for failure to perform any covenant or agreement contained in the Revolving Loan Agreement or any document delivered in connection therewith; (iv) for the occurrence of any default in respect of any other Indebtedness of more than $100,000; (v) for any voluntary or involuntary bankruptcy, insolvency or dissolution; (vi) for the occurrence of one or more judgments, non-interlocutory orders, decrees or arbitration awards involving in the aggregate a liability of $25,000 or more; (vii) if 1847 Goedeker or 1847 Holdco, or officer thereof, is charged by a governmental authority, criminally indicted or convicted of a felony under any law that would reasonably be expected to lead to forfeiture of any material portion of collateral, or such entity is subject to an injunction restraining it from conducting its business; (viii) if Burnley determines that a Material Adverse Effect (as defined in the Revolving Loan Agreement) has occurred; (ix) if a Change of Control (as defined in the Revolving Loan Agreement) occurs; (x) if there is any material damage to, loss, theft or destruction of property which causes, for more than thirty consecutive days beyond the coverage period of any applicable business interruption insurance, the cessation or substantial curtailment of revenue producing activities; (xi) if there is a loss, suspension or revocation of, or failure to renew any permit if it could reasonably be expected to have a Material Adverse Effect; and (xii) for the occurrence of any default or event of default under the Term Loan (as defined below), the Seller Note, the Leonite Note (as defined below) or any other debt that is subordinated to the Revolving Loan.

The Revolving Loan Agreement contains customary representations, warranties and affirmative and negative financial and other covenants for a loan of this type. The closing was subject to customary closing conditions, including delivery of the security documents described below, and closing of the Acquisition.

The Revolving Note is secured by a first priority security interest in all of the assets of 1847 Goedeker and 1847 Holdco. In connection with such security interest, on April 5, 2019, (i) 1847 Holdco entered into a Pledge Agreement with Burnley (the “Burnley Pledge Agreement”), pursuant to which 1847 Holdco pledged the shares of 1847 Goedeker held by it to Burnley, and (ii) 1847 Goedeker entered into a Deposit Account Control Agreement with Burnley, SBCC and Montgomery Bank (the “Account Control Agreement”) relating to the security interest in 1847 Goedeker’s bank accounts.

In addition, on April 5, 2019, the Company entered into a Guaranty with Burnley (the “Burnley Guaranty”) to guaranty the obligations under the Revolving Loan Agreement upon the occurrence of certain prohibited acts described in the Burnley Guaranty.

The foregoing summary of the terms and conditions of the Revolving Loan Agreement, the Revolving Note, the Burnley Pledge Agreement, the Account Control Agreement and the Burnley Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached hereto as Exhibits 10.10-10.14, which are incorporated herein by reference.

Term Loan

On April 5, 2019, 1847 Goedeker, as borrower, and 1847 Holdco entered into a Loan and Security Agreement (the “Term Loan Agreement”) with Small Business Community Capital II, L.P., (“SBCC”) for a term loan in the principal amount of $1,500,000 (the “Term Loan”), pursuant to which 1847 Goedeker issued to SBCC a Term Note in the principal amount of up to $1,500,000 (the “Term Note”) and a ten-year Warrant (the “SBCC Warrant”) to purchase shares of the most senior capital stock of 1847 Goedeker equal to 5.0% of the outstanding equity securities of 1847 Goedeker on a fully-diluted basis for an aggregate price equal to $100.

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The Term Note matures on April 5, 2023 and bears interest at the sum of the Cash Interest Rate (defined as 11% per annum) plus the PIK Interest Rate (defined as 2% per annum); provided that upon an Event of Default all principal, past due interest and all fees shall bear interest at a per annum rate equal to the Cash Interest Rate and the PIK Interest Rate, in each case plus 3.00%. Interest accrued at the Cash Interest Rate shall be due and payable in arrears on the last day of each month commencing May 31, 2019. Interest accrued at the PIK Interest Rate shall be automatically capitalized, compounded and added to the principal amount of the Term Note on each last day of each quarter unless paid in cash on or prior to the last day of each quarter; provided that (i) interest accrued pursuant to an Event of Default shall be payable on demand, and (ii) in the event of any repayment or prepayment, accrued interest on the principal amount repaid or prepaid (including interest accrued at the PIK Interest Rate and not yet added to the principal amount of Term Note) shall be payable on the date of such repayment or prepayment. Notwithstanding the foregoing, all interest on Term Note, whether accrued at the Cash Interest Rate or the PIK Interest Rate, shall be due and payable in cash on the maturity date unless payment is sooner required by the Term Loan Agreement.

1847 Goedeker must repay to SBCC on the last business day of each March, June, September and December, commencing with the last business day of June 2019, an aggregate principal amount of the Term Note equal to $93,750, regardless of any prepayments made, and must pay the unpaid principal on the maturity date unless payment is sooner required by the Term Loan Agreement.

1847 Goedeker may prepay the Term Note in whole or in part from time to time; provided that if such prepayment occurs (i) prior to the first anniversary of the closing date, 1847 Goedeker shall pay SBCC an amount equal to 5.0% of such prepayment, (ii) prior to the second anniversary of the closing date and on or after the first anniversary of the closing date, 1847 Goedeker shall pay SBCC an amount equal to 3.0% of such prepayment, or (iii) prior to the third anniversary of the closing date and on or after the second anniversary of the closing date, 1847 Goedeker shall pay SBCC an amount equal to 1.0% of such prepayment, in each case as liquidated damages for damages for loss of bargain to SBCC. In addition, in the event and on each occasion that any Net Proceeds (as defined in the Term Loan Agreement) are received by or on behalf of 1847 Goedeker or 1847 Holdco in respect of any Prepayment Event (as defined above) following the occurrence and during the continuance of an Event of Default, 1847 Goedeker shall, immediately after such Net Proceeds are received, prepay the Term Note below in an aggregate amount equal to 100% of such Net Proceeds.

Under the Term Loan Agreement, 1847 Goedeker was required at closing to pay an origination fee of $30,000 to SBCC. Also, as described above, GVC Financial Services, LLC was paid a fee of $150,000 in connection with services it provided in connection with the Term Loan and the Revolving Loan.

The Term Loan Agreement contains the same Events of Default as the Revolving Loan Agreement, provided that the reference to the Term Loan in the cross-default provision refers instead to the Revolving Loan.

The Term Loan Agreement contains customary representations, warranties and affirmative and negative financial and other covenants for a loan of this type. The closing was subject to customary closing conditions, including issuance of the SBCC Warrant (as defined below), delivery of the security documents described below, and closing of the Acquisition.

The Term Note is secured by a second priority security interest (subordinate to the Revolving Loan) in all of the assets of 1847 Goedeker and 1847 Holdco. In connection with such security interest, on April 5, 2019, (i) 1847 Holdco entered into a Pledge Agreement with SBCC (the “SBCC Pledge Agreement”), pursuant to which 1847 Holdco pledged the shares of 1847 Goedeker held by it to SBCC, and (ii) 1847 Goedeker entered into the Account Control Agreement (as defined above).

In addition, on April 5, 2019, the Company entered into a Guaranty with SBCC (the “SBCC Guaranty”) to guaranty the obligations under the Term Loan Agreement upon the occurrence of certain prohibited acts described in the SBCC Guaranty.

The foregoing summary of the terms and conditions of the Term Loan Agreement, the Term Note, the SBCC Warrant, the SBCC Pledge Agreement, and the SBCC Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached hereto as Exhibits 10.15-10.19, which are incorporated herein by reference.

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Equity-Linked Financing

On April 5, 2019, the Company, 1847 Holdco and 1847 Goedeker (collectively, “1847”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Leonite Capital LLC, a Delaware limited liability company (“Leonite”), pursuant to which 1847 issued to Leonite a secured convertible promissory note in the aggregate principal amount of $714,285.71 (the “Leonite Note”). As additional consideration for the purchase of the Leonite Note, (i) the Company issued to Leonite 50,000 common shares (the “Shares”), (ii) the Company issued to Leonite a five-year warrant to purchase 200,000 common shares at an exercise price of $1.25 per share (subject to adjustment), which may be exercised on a cashless basis (the “Leonite Warrant”), and (iii) 1847 Holdco issued to Leonite shares of common stock equal to a 7.5% non-dilutable interest in 1847 Holdco.

The Leonite Note carries an original issue discount of $64,285.71 to cover Leonite’s legal fees, accounting fees, due diligence fees and/or other transactional costs incurred in connection with the purchase of the Leonite Note. Therefore, the purchase price of the Leonite Note was $650,000.

The Leonite Note bears interest at the rate of the greater of (i) 12% per annum and (ii) the prime rate as set forth in the Wall Street Journal on April 5, 2019 plus 6.5% guaranteed over the holding period on the unconverted principal amount, on the terms set forth in the Leonite Note (the “Stated Rate”). Any amount of principal or interest on the Leonite Note, which is not paid by the maturity date, shall bear interest at the rate at the lesser of 24% per annum or the maximum legal amount permitted by law (“Default Interest”).

Beginning on May 5, 2019 and on the same day of each and every calendar month thereafter throughout the term of the Leonite Note, 1847 shall make monthly payments of interest only due under the Leonite Note to Leonite at the Stated Rate as set forth above. 1847 shall pay to Leonite on an accelerated basis any outstanding principal amount of the Leonite Note, along with accrued, but unpaid interest, from: (i) net proceeds of any future financings by the Company, but not its subsidiaries, whether debt or equity, or any other financing proceeds, except any transaction having a specific use of proceeds requirement that such proceeds are to be used exclusively to purchase the assets or equity of an unaffiliated business and the proceeds are used accordingly; (ii) net proceeds from any sale of assets of 1847 or any of its subsidiaries other than sales of assets in the ordinary course of business or receipt by 1847 or any of its subsidiaries of any tax credits, subject to rights of the Seller, or other financing sources of 1847 (including its subsidiaries) existing prior to the date of the Leonite Note; and (iii) net proceeds from the sale of any assets outside of the ordinary course of business or securities in any subsidiary.

The Leonite Note will mature 12 months from the issue date, or April 5, 2020, at which time the principal amount and all accrued and unpaid interest, if any, and other fees relating to the Leonite Note, will be due and payable. Unless an event of default as set forth in the Leonite Note has occurred, 1847 has the right to prepay principal amount of, and any accrued and unpaid interest on, the Leonite Note at any time prior to the maturity date at 115% of the principal amount (the “Premium”), provided, however, that if the prepayment is the result of any of the occurrence of any of the transactions described in subparagraphs (i), (ii) or (iii) above then such prepayment shall be the unpaid principal amount, plus accrued and unpaid interest and other amounts due but without the Premium.

The Leonite Note contains customary events of default, including in the event of (i) non-payment, (ii) a breach by 1847 of its covenants under the Securities Purchase Agreement or any other agreement entered into in connection with the Securities Purchase Agreement, or a breach of any of representations or warranties under the Leonite Note, or (iii) the bankruptcy of 1847. The Leonite Note also contains a cross default provision, whereby a default by 1847 of any covenant or other term or condition contained in any of the other financial instrument issued by 1847 to Leonite or any other third party after the passage of all applicable notice and cure or grace periods that results in a material adverse effect shall, at Leonite’s option, be considered a default under the Leonite Note, in which event Leonite shall be entitled to apply all rights and remedies under the terms of the Leonite Note.

Under the Leonite Note, Leonite has the right at any time at its option to convert all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of the Leonite Note into fully paid and non-assessable common shares of the Company or any shares of capital stock or other securities of the Company into which such common shares may be changed or reclassified. The number of common shares to be issued upon each conversion of the Leonite Note shall be determined by dividing the Conversion Amount by the applicable conversion price then in effect. The term “Conversion Amount” means, with respect to any conversion of the Leonite Note, the sum of: (i) the principal amount of the Leonite Note to be converted plus (ii) at Leonite’s option, accrued and unpaid interest, plus (iii) at Leonite’s option, Default Interest, if any, plus (iv) Leonite’s expenses relating to a conversion, plus (v) at Leonite’s option, any amounts owed to Leonite. The conversion price shall be $1.00 per share (the “Fixed Conversion Price”) (subject to adjustment as further described in the Leonite Note for common share distributions and splits, certain fundamental transactions, and anti-dilution adjustments), provided that at any time after any event of default under the Leonite Note, the conversion price shall immediately be equal to the lesser of (i) the Fixed Conversion Price less 40%; and (ii) the lowest weighted average price of the common shares during the 21 consecutive trading day period immediately preceding the trading day that 1847 receives a notice of conversion or (iii) the discount to market based on subsequent financings with other investors.

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Notwithstanding the foregoing, in no event shall Leonite be entitled to convert any portion of the Leonite Note in excess of that portion of the Leonite Note upon conversion of which the sum of (1) the number of common shares beneficially owned by Leonite and its affiliates (other than common shares which may be deemed beneficially owned through the ownership of the unconverted portion of the Leonite Note or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to the limitations contained in the Leonite Note, and, if applicable, net of any shares that may be deemed to be owned by any person not affiliated with Leonite who has purchased a portion of the Note from Leonite) and (2) the number of Common Shares issuable upon the conversion of the portion of the Leonite Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by Leonite and its affiliates of more than 4.99% of the outstanding common shares of the Company. Such limitations on conversion may be waived (up to a maximum of 9.99%) by Leonite upon, at its election, not less than 61 days’ prior notice to the Company, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by Leonite, as may be specified in such notice of waiver).

The Leonite Warrant also contains an ownership limitation. The Company shall not effect any exercise of the Leonite Warrant, and Leonite shall not have the right to exercise any portion of the Leonite Warrant, to the extent that after giving effect to issuance of common shares upon exercise the Leonite Warrant, Leonite, together with its affiliates, and any other persons acting as a group together with Leonite or any of its affiliates, would beneficially own in excess of 4.99% of the number of common shares outstanding immediately after giving effect to the issuance of common shares issuable upon exercise of the Leonite Warrant. Upon no fewer than 61 days’ prior notice to the Company, Leonite may increase or decrease such beneficial ownership limitation provisions and any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company.

The Securities Purchase Agreement contains customary representations, warranties and covenants. In addition, pursuant to the Securities Purchase Agreement, Leonite was granted piggy-back registration rights with respect to the Shares, the Leonite Warrant and the shares issuable upon exercise of the Leonite Warrant. Also, in the event that the Company proposes to offer and sell its securities in an Equity Financing (as defined in the Securities Purchase Agreement), Leonite shall have the right, but not the obligation, to participate in the purchase of the securities being offered in such Equity Financing up to an amount equal to the principal amount of the Leonite Note until the earliest of (i) the maturity date, (ii) the date that the Leonite Note and all accrued but unpaid interest shall have been repaid in full, and (iii) the closing date of an Equity Financing in which all, or any remaining portion, of the outstanding principal amount of the Leonite Note along with accrued but unpaid interest thereon shall have been converted, in full, into, and on the same terms as, the securities being offered in such Equity Financing.

In addition, as long as Leonite owns at least five percent (5%) of the securities originally purchased under the Securities Purchase Agreement, the Company must timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Company pursuant to the Exchange Act of 1934, as amended, or make publicly available in accordance with Rule 144(c) such information as is required for Leonite to sell the securities under Rule 144. If the Company fails to remain current in its reporting obligations or to provide currently publicly available information in accordance with Rule 144(c) and such failure extends for a period of more than fifteen trading days (the date which such five trading day-period is exceeded, being referred to as “Event Date”), then in addition to any other rights Leonite may have under the Securities Purchase Agreement or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date until the information failure is cured, the Company shall pay to Leonite an amount in cash, as partial liquidated damages and not as a penalty, equal to 0.75% of purchase price paid for the securities held by Leonite at the Event Date with a maximum amount of liquidated damages payable being capped at $150,000.

Concurrently with 1847 and Leonite entering into the Securities Purchase Agreement and as security for 1847’s obligations thereunder, on April 5, 2019, the Company, 1847 Holdco and 1847 Goedeker entered into a Security and Pledge Agreement with Leonite (the “Security Agreement”). Pursuant to the Security Agreement, and in order to secure 1847’s timely payment of the Leonite Note and related obligations and the timely performance of each and all of its covenants and obligations under the Securities Purchase Agreement and related documents, 1847 unconditionally and irrevocably granted, pledged and hypothecated to Leonite a continuing security interest in and to, a lien upon, assignment of, and right of set-off against, all presently existing and hereafter acquired or arising assets. Such security interest is a first priority security interest with respect to the securities that the Company owns in 1847 Holdco and in 1847 Neese, Inc., a subsidiary of the Company, and a third priority security interest with respect to all other assets.

The rights of Leonite to receive payments under the Leonite Note are subordinate to the rights of Burnley and SBCC under separate Subordination Agreements that Leonite entered into with Burnley and SBCC on April 5, 2019 (the “Leonite Subordination Agreements”).

The foregoing summary of the terms and conditions of the Securities Purchase Agreement, the Leonite Note, the Leonite Warrant, the Security Agreement and the Leonite Subordination Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached hereto as Exhibits 10.20-10.25, which are incorporated herein by reference.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the issuance of the Shares, the Leonite Note and the Leonite Warrant to Leonite under the Securities Purchase Agreement is incorporated by reference into this Item 3.02. The issuance of these securities is being made in reliance upon an exemption from the registration requirements of Section 5 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements of the assets acquired from Goedeker will be filed by an amendment to this Form 8-K within 75 calendar days of the closing date.

(b) Pro forma financial information

Pro forma financial information will also be filed by an amendment to this Form 8-K within 75 calendar days of the closing date.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Asset Purchase Agreement, dated January 18, 2019, among 1847 Goedeker Inc., Goedeker Television Co., Inc. and Steve Goedeker and Mike Goedeker
10.2	Amendment No. 1 to Asset Purchase Agreement, dated April 5, 2019, among 1847 Goedeker Inc., 1847 Goedeker Holdco Inc., Goedeker Television Co., Inc. and Steve Goedeker and Mike Goedeker
10.3	9% Subordinated Promissory Note issued by 1847 Goedeker Inc. to Steve Goedeker, in his capacity as the Seller’s Representative, on April 5, 2019
10.4	Subordination Agreement, dated April 5, 2019, between Goedeker Television Co., Inc. and Burnley Capital LLC and Acknowledged by 1847 Goedeker Inc. and 1847 Goedeker Holdco Inc.
10.5	Subordination Agreement, dated April 5, 2019, between Goedeker Television Co., Inc. and Small Business Community Capital II, L.P. and Acknowledged by 1847 Goedeker Inc. and 1847 Goedeker Holdco Inc.
10.6	Lease Agreement, dated April 5, 2019, between S.H.J., L.L.C. and 1847 Goedeker Inc.
10.7	Management Services Agreement, dated April 5, 2019, between 1847 Goedeker Inc. and 1847 Partners LLC
10.8	Management Fee Subordination Agreement, dated April 5, 2019, between Burnley Capital LLC and 1847 Partners LLC and Acknowledged by 1847 Goedeker Inc.
10.9	Management Fee Subordination Agreement, dated April 5, 2019, between Small Business Community Capital II, L.P. and 1847 Partners LLC and Acknowledged by 1847 Goedeker Inc.
10.10	Loan and Security Agreement, dated April 5, 2019, among 1847 Goedeker Inc., 1847 Goedeker Holdco Inc. and Burnley Capital LLC

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10.11	Revolving Note issued by 1847 Goedeker Inc. to Burnley Capital LLC on April 5, 2019
10.12	Pledge Agreement, dated April 5, 2019, by 1847 Goedeker Holdco Inc. in favor of Burnley Capital LLC
10.13	Deposit Account Control Agreement, dated April 5, 2019, among 1847 Goedeker Inc., Burnley Capital LLC, Small Business Community Capital II, L.P. and Montgomery Bank
10.14	Guaranty, dated April 5, 2019, by 1847 Holdings LLC in favor of Burnley Capital LLC
10.15	Loan and Security Agreement, dated April 5, 2019, among 1847 Goedeker Inc., 1847 Goedeker Holdco Inc. and Small Business Community Capital II, L.P.
10.16	Term Loan Note issued by 1847 Goedeker Inc. to Small Business Community Capital II, L.P. on April 5, 2019
10.17	Warrant to Purchase Company Shares issued by 1847 Goedeker Inc. to Small Business Community Capital II, L.P. on April 5, 2019
10.18	Pledge Agreement, dated April 5, 2019, by 1847 Goedeker Holdco Inc. in favor of Small Business Community Capital II, L.P.
10.19	Guaranty, dated April 5, 2019, by 1847 Holdings LLC in favor of Small Business Community Capital II, L.P.
10.20	Securities Purchase Agreement, dated April 5, 2019, among 1847 Holdings LLC, 1847 Goedeker Holdco Inc., 1847 Goedeker Inc. and Leonite Capital LLC
10.21	Secured Convertible Promissory Note issued by 1847 Holdings LLC, 1847 Goedeker Holdco Inc. and 1847 Goedeker Inc. to Leonite Capital LLC on April 5, 2019
10.22	Common Share Purchase Warrant issued by 1847 Holdings LLC to Leonite Capital LLC on April 5, 2019
10.23	Security and Pledge Agreement, dated April 5, 2019, among 1847 Holdings LLC, 1847 Goedeker Holdco Inc., 1847 Goedeker Inc. and Leonite Capital LLC
10.24	Subordination Agreement, dated April 5, 2019, by Leonite Capital LLC in favor of Burnley Capital LLC and Acknowledged by 1847 Goedeker Inc. and 1847 Goedeker Holdco Inc.
10.25	Subordination Agreement, dated April 5, 2019, by Leonite Capital LLC in favor of Small Business Community Capital II, L.P. and Acknowledged by 1847 Goedeker Inc. and 1847 Goedeker Holdco Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1847 HOLDINGS LLC

Date: April 8, 2019	/s/ Ellery W. Roberts
Name: Ellery W. Roberts
Title: Chief Executive Officer

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